                                                                   Exhibit 23(b)


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-45400 of Purina Mills, Inc. on Form S-1 of our report dated August 7, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

Saint Louis, Missouri
October 10, 2000